UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

March 16, 2009

SINOHUB, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52746	87-0438200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6/F, Building 51, Road 5, Qiongyu Road, Technology Park Nanshan District Shenzhen, China	518057
(Address of Principal Executive Offices)	(Zip Code)

86 755 26612106
Registrant's Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

On March 16, 2009, SinoHub, Inc. issued a press release announcing results of operations for its three months and twelve months ended December 31, 2008.  A copy of that press release is attached as exhibit 99.1 to this report.  This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of SinoHub, Inc. dated March 16, 2009

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

SINOHUB, INC.

Date: March 17, 2009	By:	/s/ Henry T. Cochran
Henry T. Cochran
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of SinoHub, Inc. dated March 16, 2009